UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2013

MagnaChip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o MagnaChip Semiconductor S.A., 74, rue de Merl, L-2146 Luxembourg, Grand Duchy of Luxembourg		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

In connection with the proposed private offering of senior notes described in Item 7.01 below, the Company prepared a preliminary offering memorandum that is being disseminated only to eligible investors, in which the Company provided certain preliminary second fiscal quarter 2013 financial results as follows:

Recent Results

Set forth below are certain preliminary estimates of the results of operations that we expect to report for our second quarter ended June 30, 2013. Since we have not yet closed our books for our second fiscal quarter, our actual results may differ from these estimates due to the completion of our financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results for our second quarter are finalized.

The preliminary financial data included in this offering memorandum has been prepared by, and is the responsibility of, our management. Samil PricewaterhouseCoopers has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, Samil PricewaterhouseCoopers does not express an opinion or any other form of assurance with respect thereto.

Based on currently available information, for the three months ended June 30, 2013, we expect revenue to be approximately $215 million, gross margin to be approximately 33% as a percent of revenue, and Adjusted EBITDA, a non-GAAP financial measure, to be approximately $39 million. These expected results for the three months ended June 30, 2013 are consistent with management’s previously announced guidance on revenue and gross margin, and were driven by smart phones and tablet PCs market, and volume increase of our Power Solution Division.

The following table reconciles our estimated net income to our estimate of Adjusted EBITDA for the quarter ended June 30, 2013 based on the expected results set forth above. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K for the year ended December 31, 2012 for an explanation of our use of Adjusted EBITDA.

	Three Months Ended June 30,
	2013	2012
	(In millions)
Net income	$2	$4.3
Adjustments:
Depreciation and amortization	8	7.9
Interest expense, net	6	5.6
Income tax expenses	1	3.2
Equity-based compensation expense(a)	1	0.5
Foreign currency loss, net(b)	21	10.6
Derivative valuation loss (gain), net(c)	—	(0.7)
Secondary offering(d)	—	1.2

Adjusted EBITDA	$39	$32.6

(a)	This adjustment eliminates the impact of non-cash equity-based compensation expenses. Although we expect to incur non-cash equity-based compensation expenses in the future, we believe that analysts and investors will find it helpful to review our operating performance without the effects of these non-cash expenses, as supplemental information.
(b)	This adjustment eliminates the impact of non-cash foreign currency translation associated with intercompany debt obligations and foreign currency denominated receivables and payables, as well as the cash impact of foreign currency transaction gains or losses on collection of such receivables and payment of such payables. Although we expect to incur foreign currency translation gains or losses in the future, we believe that analysts and investors will find it helpful to review our operating performance without the effects of these primarily non-cash gains or losses, as supplemental information.
(c)	This adjustment eliminates the impact of gain or loss recognized in income on derivatives, which represents hedge ineffectiveness or derivatives value changes excluded from the risk being hedged. We enter into derivative transactions to mitigate foreign exchange risks. As our derivative transactions are limited to a certain portion of our expected cash flows denominated in USD, and we do not enter into derivative transactions for trading or speculative purposes, we do not believe that these charges or gains are indicative of our core operating performance.

(d)	This adjustment eliminates expenses incurred for our secondary offering in May 2012.

We have provided the preliminary results described above primarily because our financial closing procedures for the month and quarter ended June 30, 2013 are not yet complete. As a result, there is a possibility that our final results and reconciliation will vary from these preliminary estimates. We expect to complete our closing procedures for the quarter ended June 30, 2013 in July 2013 and announce full second quarter results on July 30, 2013.

Item 7.01.	Regulation FD Disclosure.

On July 15, 2013, the Company issued a press release announcing a proposed private offering of $225 million of senior notes. A copy of the press release is furnished herewith as Exhibit 99.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the offered notes, nor shall there be any sales of notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Safe Harbor for Forward-Looking Statements

Information in this Current Report on Form 8-K regarding the Company’s forecasts, business outlook, expectations and beliefs, including second quarter 2013 preliminary financial results and the proposed private offering of senior notes, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included herein are based upon information available to the Company as of the date of this Current Report, which may change, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include general economic and market conditions, the impact of competitive products and pricing, timely design acceptance by our customers, timely introduction of new products and technologies, ability to ramp new products into volume production, industry wide shifts in supply and demand for semiconductor products, industry and/or company overcapacity, effective and cost efficient utilization of manufacturing capacity, financial stability in foreign markets and the impact of foreign exchange rates, unanticipated costs and expenses or the inability to identify expenses which can be eliminated, compliance with U.S. and international trade and export laws and regulations by us and our distributors, and other risks detailed from time to time in the Company’s filings with the SEC, including our Quarterly Report on Form 10-Q filed on May 3, 2013 and subsequent registration statements, amendments or other reports that we may file from time to time with the SEC and/or make available on our website. The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press release for MagnaChip Semiconductor Corporation dated July 15, 2013, announcing a proposed private offering of senior notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: July 15, 2013	By:	/s/ Margaret Sakai
Margaret Sakai
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release for MagnaChip Semiconductor Corporation dated July 15, 2013, announcing a proposed private offering of senior notes.